UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2008

STRATUS MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-24477	86-0776876
(Commission File Number)	(I.R.S. Employer Identification No.)

8439 Sunset Boulevard, 3rd Floor, West Hollywood, CA	90069
(Address of Principal Executive Offices)	(Zip Code)

(323) 656-2222
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 30, 2008, Stratus Media Group, Inc. (the “Company”) dismissed Gruber & Company, LLC (“Gruber”), as its principal independent accountant, and engaged Goldman Parks Kurland Mohidin LLP (“Goldman”) as its principal independent accountant. Goldman will review the Company’s financial statements for the quarters ended March 31, 2008 and 2007, and June 30, 2008 and 2007. The decision to dismiss Gruber and to appoint Goldman was approved by the Company’s Board of Directors.

Gruber’s report on the Company’s financial statements dated February 20, 2008, for the two most recent fiscal years ended December 31, 2007 and 2006, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company’s financial statements for the two most recent fiscal years ended December 31, 2007 and 2006, there were no disagreements, resolved or not, with Gruber on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreements, if not resolved to the satisfaction of Gruber, would have caused Gruber to make reference to the subject matter of the disagreements in connection with their report.

The Company provided Gruber with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Gruber, dated August 4, 2008, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2007 and 2006 and the subsequent interim period through the date of appointment on July 30, 2008, the Company has not consulted with Goldman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor has Goldman provided to the Company a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement, as set forth in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as set forth in Item 304(a)(1)(v) of Regulation S-K, with our former principal independent accountant.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from Gruber & Company, LLC, dated August 4, 2008, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATUS MEDIA GROUP, INC.

Date: August 4, 2008	By:	/s/ PAUL FELLER
Paul Feller, Chief Executive Officer